UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-53600

Date of Report: April 9, 2009

CHINA YCT INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	65-2954561
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

212-232-0120
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics

On April 9, 2009 the Registrant’s Board of Directors adopted the “China YCT International Group, Inc. Code of Ethics.”  The Code of Ethics is applicable to all members of the Board of Directors, officers and employees of China YCT International Group and its subsidiaries.

Item 9.01	Financial Statements and Exhibits

Exhibits

14.	China YCT International Group, Inc. Code of Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China YCT International Group, Inc.

Dated: February 10, 2010	By: /s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer